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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 17, 2004
                        (Date of earliest event reported)


                               KAHIKI FOODS, INC.
             (Exact Name of Registrant as specified in its charter)

                   Ohio                               333-113925

    (State of Other Jurisdiction                (Commission file Number)
           of Incorporation)

                                   31-1056793
                        (IRS Employer Identification No.)

                     1100 Morrison Road, Gahanna, Ohio 43230
                    (Address of principal executive offices)


               Registrant's Telephone Number, Including Area Code
                                 (614) 322-3198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b)

[ ]     Pre-commencement communications pursuant to rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 1.01 Entry into a Material Definitive Agreement.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On December 21, 2004, Kahiki Foods, Inc. ("Kahiki") entered into a Convertible Note Purchase Agreement (the "Purchase Agreement") with Townsends, Inc. ("Townsends"), pursuant to which Kahiki issued a $1,000,000 Convertible Promissory Note due December 31, 2009 (the "Note") to Townsends. The Note bears interest at the rate of 5% per annum, which accrues to maturity, and is convertible into Preferred Stock, to be authorized, or Common Stock, at a conversion price of $2.25 per share.

         In connection with the Purchase Agreement, Kahiki and Townsends have also entered into (i) a Supply Agreement pursuant to which Kahiki will purchase a minimum of 20,000 pounds and a maximum of 40,000 pounds per week of chicken products from Townsends at current market prices less $0.09; and (ii) a Co-pack and Storage Agreement pursuant to which Kahiki will manufacture finished poultry products for Townsends on a cost plus 10% basis.

         Under the Purchase Agreement, Townsends will acquire a second $1,000,000 Note under the same terms upon (i) Kahiki obtaining financing in the amount of at least $2,000,000; (ii) Kahiki receiving all approvals necessary to occupy and operate its Gahanna, Ohio manufacturing facility; and (iii) Kahiki having transferred substantially all of its operations to the Gahanna, Ohio manufacturing facility. Kahiki is also obligated to seek shareholder approval of an amendment to Kahiki's Articles of Incorporation to authorize Convertible Preferred Stock at the next annual meeting of Kahiki's shareholders. It is anticipated that Townsends will convert the Note(s) to Preferred Stock upon shareholder approval of the amendment. The Preferred Stock will provide for cumulative annual dividends at an annual rate of $.1125 per share, will be convertible into Common Stock on a share for share basis (subject to anti-dilution rights), will have a liquidation preference of 1.5 times the invested amount, and will entitle Townsends to appoint up to 2 members of Kahiki's Board of Directors. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and a copy of the Note is attached hereto as Exhibit 10.2, each of which are incorporated herein by reference.

         In connection with these transactions, Kahiki and Townsends entered into a Registration Rights Agreement. Under this agreement, Kahiki is required to file a registration statement with the U.S. Securities and Exchange Commission on demand by Townsends between December 21, 2005 and December 20, 2009, for the purpose of registering the resale of shares of Common Stock into which the Notes and Preferred Stock may be converted. A copy of the registration Rights Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

         On December 17, 2004, Kahiki issued a Term Promissory Note (the "Term Note") to Key Bank National Association. The Term Note is in the amount of $2,232,000 and matures on June 20, 2012. The Term Note is secured by a Commercial Security Agreement and an Open-End Mortgage on Kahiki's Gahanna, Ohio


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manufacturing facility and equipment. A copy of the term Note is attached hereto as Exhibit 10.6

         Kahiki intends to use the proceeds of these transactions for general corporate purposes, including payment of costs associated with the opening of Kahiki's new Gahanna, Ohio manufacturing facility.

ITEM 4.01. Changes in Registrant and Certifying Accountant.

         On December 20, 2004, the Board of Directors of Kahiki, on the recommendation of its audit committee, dismissed Child, Sullivan & Company as its principal independent accountants. Neither Child, Sullivan & Company's report on Kahiki's financial statements for its most recent fiscal years nor GBQ Partners LLP (Kahiki's previous principal independent account) report on Kahiki's financial statements for its fiscal year ended March 31, 2003, contained an adverse opinion or disclaimer of accounting principles. During Kahiki's two most recent fiscal years for which Child Sullivan & Company or GBQ Partners LLC issued an audit report, and for the subsequent interim period preceding the dismissal of Child, Sullivan & Company, there were no disagreements between Kahiki and such accountants on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the former accountant's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         Kahiki has requested that Child, Sullivan & Company furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Child, Sullivan & Company's letter to the SEC, dated September 12, 2005, is filed as Exhibit 16.1 to this Form 8-K.

         On December 20, 2004, the Board of Directors of Kahiki, on the recommendation of its audit committee, engaged Plante & Moran, PLLC as its principal accountant to audit Kahiki's financial statements for its fiscal year ending March 31, 2005.

ITEM 9.01. Financial Statements and Exhibits.

         (c).  Exhibits

               Exhibit Index

10.1* Convertible Note Purchase Agreement between Kahiki Foods, Inc. and Townsends, Inc. dated December 21, 2004.

10.2*    Convertible Promissory Note to Townsends, Inc. dated December 21, 2004.

10.3* Registration Rights Agreement between Kahiki Foods, Inc. and Townsends, Inc. dated December 21, 2004.

10.4* Supply Agreement between Kahiki Foods, Inc. and Townsends, Inc. dated December 21, 2004.


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10.5*    Co-Pack and Storage Agreement between Kahiki Foods, Inc. and Townsends,
         Inc. dated December 21, 2004.

10.6* Term Promissory Note to Key Bank National Association dated December 17, 2004.

16       Letter on change of certifying accountant.

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*  Previously filed.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           KAHIKI FOODS, INC.

                                           By: /s/ Alan L. Hoover
                                               ------------------
                                           Alan L. Hoover, Acting President

Dated: September 12, 2005